                                                          FOR GROWTH OF CAPITAL

                                                        U.S. Growth Fund


                          (photo of illustration from
                          Growth of Capital brochure)

service and guidance



                                                         professional management



               goals






                                                                            1999
                                                                     Semi-Annual
                                                                          Report


DELAWARE
INVESTMENTS
=====================
Philadelphia o London
for growth                                                         June 18, 1999
of capital
    2


Dear Shareholder:

A SUBSTANTIAL TURNAROUND IN THE U.S. stock market made the past six months profitable ones for many U.S. equity investors. Last autumn, in response to concerns about the global economy, the Federal Reserve Board lowered short-term interest rates three times. The first two cuts came in late September and early October, just before the start of your Fund's 1999 fiscal year. The last came in November. Lower interest rates had a soothing effect on investors and many realized the U.S. economy could, for the most part, withstand the global turbulence. Investor confidence returned in robust fashion and stocks rallied through the remainder of 1998.
   In February and early March of 1999, concerns that the Federal Reserve Board might raise short-term interest rates at the March Federal Open Market Committee meeting made for a bumpy ride in the stock market. But investors were jubilant when the Fed made no change to its interest rate policy. Shortly after, the Dow Jones Industrial Average, a widely followed stock market indicator, flirted with and then closed above 10,000 points for the first time ever on March 29, 1999. Equity prices continued to rise through April, as well.
   U.S. Growth Fund performed well during this period, providing a 24.98% return for the six-month period ended April 30, 1999 (for Class A shares at net asset value with all distributions reinvested). This performance outpaced both the performance of its unmanaged benchmark, the Standard & Poor's 500 Stock Index, and the average performance of growth funds, according to Lipper Analytical Services (as shown below). We focused mainly on companies in the technology, healthcare and retail sectors - paying special attention to companies that we expect will maintain an earnings growth rate higher than the general market.
   Now under the management of Francis Houghton and Rufus Winton, of Lynch & Mayer, Inc., U.S. Growth Fund maintains its fundamental strategy - to seek a high level of capital appreciation.


CUMULATIVE RETURNS
--------------------------------------------------------------------------------
                                          Six Months Ended      April 30, 1998
                                           April 30, 1999      to April 30, 1999
--------------------------------------------------------------------------------
U.S. Growth Fund A Class                      +24.98%              +13.79%
Standard & Poor's 500 Stock Index             +22.31%              +21.83%
Lipper Growth Fund Average (1114 Funds)       +23.08%              +15.06%
--------------------------------------------------------------------------------
All performance shown above assumes reinvestment of dividends and capital gains. Fund and Lipper performance are at net asset value without effect of sales charges. Performance information for all U.S. Growth Fund classes can be found on page 8. The unmanaged Standard & Poor's 500 Stock Index is a measure of large capitalization domestic stocks. It is not possible to invest directly in any index. Past performance is not a guarantee of future results.

                                                                     for growth
                                                                     of capital
                                                                        3

On the pages that follow, U.S. Growth Fund's management team discusses your Fund's performance in further detail. We encourage you to review their commentary.
   Looking ahead to the future, we see several reasons why stock market conditions should remain favorable:
o Strong economic growth continues - in March the U.S. economy moved into its ninth consecutive year of expansion;
o A benign level of inflation has helped increase consumer spending; and,
o Interest rates remain historically low - allowing many businesses to expand, while at the same time enabling consumers to continually increase their standard of living.
As long as these market conditions prevail, we see prosperity for financial markets. We believe U.S. Growth Fund, with its targeted bottom-up stock selection strategy is in an attractive position to reap the benefits of continued economic growth. As always, the Fund strives to invest in companies with low dividend yields, strong balance sheets and high expected earnings growth relative to their industry.
   Thank you for your continued confidence in Delaware Investments.



Sincerely,

/s/ Wayne A. Stork
---------------------------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
---------------------------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds
for growth
of capital
   4

Portfolio Managers' Review



BY FRANCIS HOUGHTON
Senior Portfolio Manager
Lynch & Mayer, Inc.


RUFUS WINTON
Portfolio Manager
Lynch & Mayer, Inc.


May 15, 1999


U.S. GROWTH FUND PERFORMED WELL during the first half of fiscal 1999, responding to a healthy, expanding U.S. economy. Following a relatively brief setback in late summer and early fall, the U.S. stock market kicked off your Fund's fiscal year on a positive note. The United States economy completed its eighth consecutive year of expansion in March (Source: National Bureau of Economic Research, Inc.). Strong consumer demand and low inflation bode well for the immediate future of our economy.
   Due to renewed optimism in the economy and the U.S. stock market, investor confidence has returned. The Dow Jones Industrial Average reached 10,000 points for the first time in March 1999 and continued to move upward through April.
   Market corrections in the middle of the continuing upward trend in equity prices have provided us with opportunities to purchase securities with the potential for capital appreciation at attractive prices. As always, we will focus on stocks

Meet the U.S. Growth Fund Management Team

Effective March 1, 1999, Lynch & Mayer, Inc., subadviser for U.S. Growth Fund, named Francis Houghton, Senior Vice President and Senior Portfolio Manager and Rufus Winton, Senior Vice President and Portfolio Manager to the portfolio management team of U.S. Growth Fund.

Francis Houghton, Senior Vice President and Senior
Portfolio Manager
Prior to managing U.S. Growth Fund, Mr. Houghton has been managing funds for Lynch & Mayer since 1990 and has 39 years of investment experience.
Mr. Houghton received a BAA from Manhattan
College and attended NYU Graduate School of Business Administration.

Rufus Winton, Senior Vice President and
Portfolio Manager
Mr. Winton, who has served as an analyst for U.S. Growth Fund for the past two years, has been managing money for Lynch & Mayer since 1993 and has six years of investment experience. Mr. Winton received an MBA from Kellogg Graduate School of Management and a BA in economics from Connecticut College.

                                                                     for growth
                                                                     of capital
                                                                        5

that demonstrate signs of positive fundamental change, accelerating earnings and strong long-term growth prospects. We particularly focus on companies that are undergoing a positive fundamental change, such as:
o a new product innovation;
o recently introduced new products;
o an improved industry environment; or,
o a corporate restructuring or a "turnaround" situation.
Below we discuss U.S. Growth Fund's positioning in various sectors and how our positioning affected the Fund's performance.

ADVANCEMENT IN INTERNET
INFRASTRUCTURE COMPANIES
The technology sector has been attracting a great deal of investor attention. Technology stocks in general have performed very well as consumer interest in the internet grows and new, faster ways to access technology are developed. We continue to hold several positions in the leading technology companies, including EMC Corp., leading producer of data storage equipment. It continues to prosper as electronic commerce grows and as companies prepare for the year 2000 through additional or parallel data storage capacity. A new position in your portfolio, Oracle, provides database and networking solutions for corporations, allowing enhanced access to database-driven Intranet and Web applications.
   We look forward to further growth within this arena as Internet and Internet-related services move to new levels of importance in our society.

HEALTHCARE SECTOR:
NEW ADVANCES IN MEDICINE
YIELD PROFITS
We have been able to reap benefits in the healthcare sector as an aging U.S. population, new product innovation and consolidation within the industry increase available opportunities for us. As of April 30, 1999, healthcare stocks comprised 20.72% of U.S. Growth Fund's portfolio. When selecting stocks for the Fund, we look for healthcare companies exhibiting:
o Dynamic product development;
o Financial stability along with dominant market positions; and,
o Accelerating growth.

U.S. GROWTH FUND SECTOR ALLOCATION
-------------------------------------------------------------------------------
APRIL 30, 1999

        Healthcare & Pharmaceuticals                20.7%
        Other Sectors                                9.3%
        Cable, Media & Publishing                   13.3%
        Food, Beverage & Tobacco                     3.1%
        Computers & Technology                      18.3%
        Electronics & Electrical Equipment           4.2%
        Retail                                      10.3%
        Net Cash & Other Assets                      5.6%
        Telecommunications                          11.4%
        Banking, Financing & Insurance               3.8%

Sectors representing less than 3% of net assets are included in "other sectors". These are Energy, Consumer Products, Environmental Services and Chemicals.

for growth
of capital
   6

We recently increased our holdings of Medtronic Inc., manufacturer of cardiovascular devices, including cardiac pacemakers. An aging population and product efficacy support further biomedical engineering innovations. This past winter we purchased stock of a number of medical device manufacturers, including Boston Scientific and Johnson & Johnson. Johnson & Johnson's wide array of products includes both prescription drugs, over-the-counter products and professional and surgical products.
   We expect positive revenues and earnings potential will continue from this sector as advancements in the healthcare arena continue.

CONSUMER SPENDING SUPPORTS
RETAIL SECTOR
Benign inflation, record high consumer comfort, sizeable tax refunds and historically low unemployment levels bode well for retail stocks. This winter we increased our holdings of Family Dollar Stores, a fast growing chain of discount stores. We see tremendous growth potential for this company with over 3,000 stores in 38 U.S. states and plans to open 300 or more locations in 1999.
   We also increased our holdings of Tandy, owner of popular electronics retailer, Radio Shack. Tandy Corporation/Radio Shack is the nation's largest consumer electronics chain with 7,000 Radio Shack locations in the United States. We expect this company to benefit from the popularity of cellular telephones and Tandy's unique distribution relationship with Sprint and Bell Atlantic.
   Despite a likely slowing of the economy, we believe consumer spending should continue at high levels for the remainder of fiscal 1999, supporting continued retail performance.


U.S GROWTH FUND PORTFOLIO HIGHLIGHTS
-----------------------------------------------------------
APRIL 30, 1999

-----------------------------------------------------------
Median Market Capitalization               $34.9 billion
Number of Stocks                                53
Average Price-to-Earnings Ratio                32.9x
Beta                                           1.12
-----------------------------------------------------------
Average weighted P/E ratio is based on First Call fiscal 1999 forward earnings estimates. Beta is a measure of risk relative to the S&P 500 Stock Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.

                                                                      for growth
                                                                      of capital
                                                                           7

FEWER OPPORTUNITIES
IN FINANCE
Although we believe the performance of your Fund has been very strong over the past six months, it does bear mentioning that compared to the S&P 500 Stock Index, we remain underinvested in the banking, finance and insurance sector. As of April 30, 1999, U.S. Growth Fund's weighting was 3.8% compared to the S&P 500's 18.6%. Performance in this arena has been strong over the past six months and we might have benefited from additional exposure. Our opinion has been that there were reduced opportunities for revenue growth in the banking industry, which had terrific performance for the past several years. Moreover, we were concerned about the financial difficulties in several areas around the world and their impact on U.S. financial institutions.

   Our outlook for the U.S. economy during the next few months remains favorable. Benign inflation, moderate economic growth and "manageable" interest rates create a positive environment for growth investors. For the past several months the Federal Reserve Board has maintained a healthy level of liquidity, supporting the U.S. stock market. Changes in liquidity, however, are reasons to be more cautious about the market in the future. As always, we will focus on companies with the following characteristics:
   o low dividend yields;
   o strong balance sheets; and
   o high expected earnings growth
     relative to their industry.

for growth
of capital
   8

Performance Summary
--------------------------------------------------------------------------------
U.S. GROWTH FUND PERFORMANCE
AVERAGE ANNUAL RETURN THROUGH APRIL 30, 1999

Lifetime                                   Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/03/93)
   Excluding Sales Charge                  +18.85%     +21.61%      +13.79%
   Including Sales Charge                  +17.56%     +20.18%       +7.25%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                  +19.33%     +20.82%      +12.90%
   Including Sales Charge                  +19.23%     +20.63%       +7.90%
--------------------------------------------------------------------------------
Class C (Est. 05/23/94)
   Excluding Sales Charge                  +21.07%                  +13.39%
   Including Sales Charge                  +21.07%                  +12.39%

           Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

           Class A shares have a 5.75% front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

           Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

           Average annual total returns for the lifetime, five-year, one-year periods and six-month cumulative return for the periods ended 4/30/99, for U.S. Growth Fund's Institutional Class were +18.70%, +21.99%, +14.12%, and +25.19%, respectively. The institutional class was made available without sales charges only to certain eligible institutional accounts on 2/3/94.



                                                       for growth of capital 9

Financial Statements
DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND
STATEMENT OF NET ASSETS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         NUMBER OF    MARKET
                                                           SHARES     VALUE
                                                         -----------------------
 COMMON STOCK - 94.38%
 BANKING, FINANCE & INSURANCE - 3.83%
 American International Group ............................ 16,100 $ 1,890,744
 Citigroup ............................................... 13,500   1,015,875
 Schwab (Charles) ........................................  9,500   1,042,625
                                                                  -----------
                                                                    3,949,244
                                                                  -----------
 CABLE, MEDIA & PUBLISHING - 13.34%
*AT&T - Liberty Media Class A ............................ 30,000   1,916,250
*Chancellor Media Class A ................................ 31,700   1,738,547
*Jacor Communications .................................... 30,600   2,453,738
 The News Corporation .................................... 52,800   1,722,600
 Time Warner ............................................. 44,400   3,108,000
*USA Networks ............................................ 43,900   1,640,763
*Viacom Class B .......................................... 28,800   1,177,200
                                                                  -----------
                                                                   13,757,098
                                                                  -----------
 CHEMICALS - 2.33%
 Dial .................................................... 70,800   2,407,200
                                                                  -----------
                                                                    2,407,200
                                                                  -----------
 COMPUTERS & TECHNOLOGY - 18.25%
*America Online ..........................................  6,900     984,975
*Cisco Systems ........................................... 19,300   2,202,009
*Dell Computer ........................................... 22,900     942,478
*EMC ..................................................... 21,100   2,298,581
 International Business Machines ......................... 12,000   2,510,250
*Microsoft ............................................... 35,600   2,893,613
*New Era of Networks ..................................... 17,600     661,650
*Oracle ..................................................102,150   2,764,434
 Pitney Bowes ............................................ 39,000   2,727,563
 Xerox ................................................... 14,200     834,250
                                                                  -----------
                                                                   18,819,803
                                                                  -----------
 CONSUMER PRODUCTS - 2.78%
 Estee Lauder Class A .................................... 14,000   1,401,750
 Gillete ................................................. 28,000   1,461,250
                                                                  -----------
                                                                    2,863,000
                                                                  -----------
 ELECTRONICS & ELECTRICAL EQUIPMENT - 4.24%
*Altera .................................................. 14,600   1,056,675
 General Electric ........................................ 12,300   1,297,650
 Schlumberger Limited .................................... 31,600   2,018,450
                                                                  -----------
                                                                    4,372,775
                                                                  -----------

----------------
Top 10 holdings, representing 28.47% of net assets, are in boldface.

                                                         NUMBER OF    MARKET
                                                           SHARES     VALUE
                                                         -----------------------
 COMMON STOCK (CONTINUED)
 ENERGY - 2.98%
 Anadarko Petroleum ...................................... 14,300 $   542,505
 Enron ................................................... 33,600   2,528,400
                                                                  -----------
                                                                    3,070,905
                                                                  -----------
 ENVIRONMENTAL SERVICES - 1.18%
 Waste Management ........................................ 21,600   1,220,400
                                                                  -----------
                                                                    1,220,400
                                                                  -----------
 FOOD, BEVERAGE & TOBACCO - 3.06%
 PepsiCo ................................................. 46,000   1,699,125
 The Seagram Company Ltd. ................................ 25,300   1,451,588
                                                                  -----------
                                                                    3,150,713
                                                                  -----------
 HEALTHCARE & PHARMACEUTICALS - 20.72%
 Baxter International .................................... 26,100   1,644,300
*Boston Scientific ....................................... 64,500   2,745,280
*Centocor ................................................ 56,600   2,506,318
*Forest Laboratories ..................................... 38,100   1,695,450
*Guidant ................................................. 47,200   2,534,050
 Johnson & Johnson ....................................... 29,000   2,827,500
 Lilly (Eli) ............................................. 27,600   2,032,050
 Medtronic ............................................... 43,200   3,107,700
 Pfizer ..................................................  6,800     782,425
 Schering-Plough ......................................... 18,000     869,625
*Sepracor ................................................  7,300     620,044
                                                                  -----------
                                                                   21,364,742
                                                                  -----------
 RETAIL - 10.29%
*Abercrombie & Fitch Class A ............................. 14,700   1,398,338
 Family Dollar Stores .................................... 96,600   2,330,475
 Home Depot .............................................. 22,200   1,330,613
*Kroger .................................................. 21,600   1,173,150
*Safeway ................................................. 39,800   2,146,712
 Tandy ................................................... 30,800   2,231,075
                                                                  -----------
                                                                   10,610,363
                                                                  -----------
 TELECOMMUNICATIONS - 11.38%
 AT&T .................................................... 49,218   2,485,509
 GTE ..................................................... 14,600     977,288
 Lucent Technologies ..................................... 53,000   3,186,625
*MCI Worldcom ............................................ 42,700   3,508,072
 SBC Communications ...................................... 28,200   1,579,200
                                                                  -----------
                                                                   11,736,694
                                                                  -----------
 Total Common Stock (cost $77,659,129) ...................         97,322,937
                                                                  -----------

10 for growth of capital

--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT      VALUE
                                                      --------------------------

REPURCHASE AGREEMENTS - 2.87%
With Chase Manhattan 4.85% 5/3/99
   (dated 4/30/99, collateralized by
   $358,000 U.S. Treasury Notes 5.50%
   due 12/31/00, market value $367,012
   and $447,000 U.S. Treasury Notes
   5.50% due 12/31/00, market value
   $458,765 and $182,000 U.S. Treasury
   Notes 5.75% due 8/15/03, market
   value $188,006) ....................................  $993,000   $ 993,000
With J.P. Morgan Securities 4.85% 5/3/99
   (dated 4/30/99, collateralized by
   $277,000 U.S. Treasury Notes 5.50%
   due 5/31/03, market value $286,573
   and $447,000 U.S. Treasury Notes 5.75%
   due 10/31/02, market value $455,432
   and $211,000 U.S. Treasury Notes
   11.125% due 8/15/03, market
   value $262,458) ....................................   984,000     984,000
With PaineWebber 4.85% 5/3/99
   (dated 4/30/99, collateralized by
   $376,000 U.S. Treasury Notes 4.00%
   due 10/31/00, market value
   $370,349 and $367,000 U.S. Treasury
   Notes 6.25% due 10/31/01, market
   value $376,607 and $252,000
   U.S. Treasury Notes 6.375% due
   7/15/99, market value $257,863) ....................   985,000     985,000
                                                                    ---------
Total Repurchase Agreement
   (cost $2,962,000) ..................................             2,962,000
                                                                    ---------

--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 97.25%
   (COST $80,621,129) .......................................... $100,284,937
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.75% ..................................    2,830,826
                                                                 ------------
NET ASSETS APPLICABLE TO 7,142,902 SHARES
   ($.01 PAR VALUE) OUTSTANDING - 100.00% ...................... $103,115,763
                                                                 ============
NET ASSET VALUE - U.S. GROWTH FUND A CLASS
   ($28,690,238 / 1,997,867 SHARES) ............................       $14.36
                                                                       ======
NET ASSET VALUE - U.S. GROWTH FUND B CLASS
   ($16,341,208 / 1,197,205 SHARES) ............................       $13.65
                                                                       ======
NET ASSET VALUE - U.S. GROWTH FUND C CLASS
   ($3,988,531 / 270,678 SHARES) ...............................       $14.74
                                                                       ======
NET ASSET VALUE - U.S. GROWTH FUND INSTITUTIONAL CLASS
   ($54,095,786 / 3,677,152 SHARES) ............................       $14.71
                                                                       ======

COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common stock $.01 par value, 70,000,000 shares authorized with
   20,000,000 shares allocated to the U.S. Growth Fund A Class,
   20,000,000 shares allocated to the U.S. Growth Fund B Class,
   15,000,000 shares allocated to the U.S. Growth Fund C Class,
   15,000,000 shares allocated to the U.S. Growth Fund
   Institutional Class .........................................  $84,175,894
Accumulated net investment loss ................................     (198,842)
Accumulated net realized loss on investments ...................     (525,097)
Net unrealized appreciation of investments .....................   19,663,808
                                                                 ------------
Total Net Assets ............................................... $103,115,763
                                                                 ============

---------------------------
*Non-income producing security

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   U.S. GROWTH FUND A CLASS
Net asset value A Class (A) ....................................       $14.36
Sales charge (5.75% of offering price or 6.13%
   of the amount invested per share) (B) .......................         0.88
                                                                       ------
Offering price .................................................       $15.24
                                                                       ------
------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more for U.S. Growth Fund Class A. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.


                             See accompanying notes
                                                       for growth of capital 11

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ............................................   $183,860
Interest .............................................    141,107
                                                         --------
 .....................................................               $324,967

EXPENSES:
Management fees ......................................    252,225
Dividend disbursing and transfer agent fees
   and expenses ......................................    105,657
Distribution expense .................................     87,447
Registration fees ....................................     21,740
Professional fees ....................................     12,500
Reports and statements to shareholders ...............     11,740
Accounting and administration ........................     11,250
Taxes (other than taxes on income) ...................      8,640
Directors' fees ......................................      3,000
Custodian fees and expenses ..........................      2,328
Other ................................................      8,864     525,391
                                                         --------  ----------

Less expenses paid indirectly ........................                 (1,582)
                                                                   ----------
Total expenses .......................................                523,809
                                                                   ----------

NET INVESTMENT LOSS ..................................               (198,842)
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments .....................              2,129,547
Net change in unrealized appreciation
   of investments ....................................             11,615,169
                                                                   ----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ...............................             13,744,716
                                                                   ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................            $13,545,874
                                                                   ==========



                             See accompanying notes

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                    4/30/99         10/31/98
                                                  (UNAUDITED)
                                                  -----------------------------

OPERATIONS:
Net investment loss ...........................    $(198,842)       $(160,171)
Net realized gain (loss) on investments .......    2,129,547       (2,654,644)
Net change in unrealized appreciation
   of investments .............................   11,615,169        5,165,122
                                                ------------      -----------
Net increase in net assets
   resulting from operations ..................   13,545,874        2,350,307
                                                ------------      -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gain on investments:
   A Class ....................................            -       (2,703,511)
   B Class ....................................            -         (722,725)
   C Class ....................................            -         (110,828)
   Institutional Class ........................            -       (7,317,726)
                                                ------------      -----------
                                                           -      (10,854,790)
                                                ------------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ....................................   13,784,623       12,827,868
   B Class ....................................   10,326,438        4,264,169
   C Class ....................................    2,282,539        1,702,784
   Institutional Class ........................   26,484,916       15,808,803
Netasset value of shares issued upon
   reinvestment of distributions from
   net realized gain on investments:
   A Class ....................................            -        2,613,993
   B Class ....................................            -          591,336
   C Class ....................................            -          109,009
   Institutional Class ........................            -        7,317,726
                                                ------------      -----------
                                                  52,878,516       45,235,688
                                                ------------      -----------
Cost of shares repurchased:
   A Class ....................................   (2,957,937)      (6,104,829)
   B Class ....................................     (879,335)        (377,480)
   C Class ....................................     (425,201)        (261,212)
   Institutional Class ........................   (8,857,236)      (7,470,416)
                                                ------------      -----------
                                                 (13,119,709)     (14,213,937)
                                                ------------      -----------

Increase in net assets derived from
   capital share transactions .................   39,758,807       31,021,751
                                                ------------      -----------

NET INCREASE IN NET ASSETS ....................   53,304,681       22,517,268

NET ASSETS:
Beginning of period ...........................   49,811,082       27,293,814
                                                ------------      -----------
End of period ................................. $103,115,763      $49,811,082
                                                ============      ===========



                             See accompanying notes

12 for growth of capital

Delaware Group Adviser Funds Inc.
U.S. Growth Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            U.S. Growth Fund A Class
                                                ------------------------------------------------------------------------------------
                                                   Six Months    Year         Year        Year         Year        Period
                                                      Ended      Ended        Ended       Ended        Ended     12/3/93(1) to
                                                   4/30/99(4)  10/31/98(4)  10/31/97(4) 10/31/96(5)   10/31/95     10/31/94
                                                   (Unaudited)
Net asset value, beginning of period                $11.490     $16.650      $13.820     $12.430      $10.210     $10.000

Income from investment operations:
   Net investment loss.........................      (0.041)     (0.062)      (0.060)     (0.090)      (0.090)     (0.040)
   Net realized and unrealized
    gain on investments........................       2.911       1.272        4.250       1.480        2.310       0.260
                                                    -------     -------      -------     -------      -------     -------
   Total from investment operations............       2.870       1.210        4.190       1.390        2.220       0.220
                                                    -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .......           -           -            -           -            -      (0.010)
   Distributions from net realized gain
    on investments ............................           -      (6.370)      (1.360)          -            -           -
                                                    -------     -------      -------     -------      -------     -------
   Total dividends and distributions ..........           -      (6.370)      (1.360)          -            -      (0.010)
                                                    -------     -------      -------     -------      -------     -------
Net asset value, end of period ................     $14.360     $11.490      $16.650     $13.820      $12.430     $10.210
                                                    =======     =======      =======     =======      =======     =======

Total Return(2)................................      24.98%      10.52%       33.18%      11.18%       21.74%       2.18%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....     $28,690     $14,130       $6,933     $16,118      $13,574     $10,669
   Ratio of expenses to average net assets ....       1.49%(3)    1.49%        1.44%       1.80%        1.85%       1.85%(3)
   Ratio of expenses to average net assets
    prior to expense limitation ...............       1.49%(3)    1.49%        1.44%       1.88%        2.18%       2.94%(3)
   Ratio of net investment loss
    to average net assets .....................      (0.60%)(3)  (0.52%)      (0.38%)    (0.77)%       (0.88%)     (0.51%)(3)
   Ratio of net investment loss to average
    net assets prior to expense limitation ....      (0.60%)(3)  (0.52%)      (0.38%)    (0.85)%       (1.21%)     (1.60%)(3)
   Portfolio turnover rate ....................         99%        135%         144%        131%          58%         66%

-----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                                        for growth of capital 13

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              U.S. Growth Fund B Class
                                                    --------------------------------------------------------------------------------
                                                      Six Months     Year        Year         Year        Year       Period
                                                        Ended       Ended        Ended        Ended      Ended     3/29/94(1) to
                                                      4/30/99(4)  10/31/98(4)  10/31/97(4) 10/31/96(5)  10/31/95    10/31/94
                                                    (Unaudited)
Net asset value, beginning of period ..........       $10.960     $16.260      $13.610     $12.330      $10.190     $10.000

Income from investment operations:
   Net investment loss ........................        (0.085)     (0.140)      (0.160)     (0.170)      (0.140)     (0.030)
   Net realized and unrealized
    gain on investments .......................         2.775       1.210        4.170       1.450        2.280       0.220
                                                      -------     -------      -------     -------       ------     -------
   Total from investment operations ...........         2.690       1.070        4.010       1.280        2.140       0.190
                                                      -------     -------      -------     -------       ------     -------

Less distributions:
   Distributions from net realized
    gain on investments .......................             -      (6.370)      (1.360)          -            -           -
                                                      -------     -------      -------     -------       ------     -------
   Total distributions ........................             -      (6.370)      (1.360)          -            -           -
                                                      -------     -------      -------     -------       ------     -------

Net asset value, end of period                        $13.650     $10.960      $16.260     $13.610      $12.330     $10.190
                                                      =======     =======      =======     =======      =======     =======

Total return(2) ...............................        24.54%       9.62%       32.30%      10.38%       21.00%       1.90%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....       $16,341      $5,418       $1,653        $809         $567        $204
   Ratio of expenses to average net assets ....         2.19%(3)    2.19%        2.14%       2.48%        2.50%       2.50%(3)
   Ratio of expenses to average net assets
    prior to expense limitation ...............         2.19%(3)    2.19%        2.14%       2.56%        2.83%       3.60%(3)
   Ratio of net investment loss
    to average net assets .....................        (1.30%)(3)  (1.22%)      (1.08%)     (1.45%)      (1.57%)     (1.26%)(3)
   Ratio of net investment loss
    to average net assets
    prior to expense limitation ...............        (1.30%)(3)  (1.22%)      (1.08%)     (1.53%)      (1.90%)     (2.36%)(3)
   Portfolio turnover rate ....................           99%        135%         144%        131%          58%         66%

------------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

4 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          U.S. Growth Fund C Class
                                                  ----------------------------------------------------------------------------------
                                                   Six Months    Year        Year         Year        Year       Period
                                                     Ended      Ended       Ended        Ended       Ended    5/23/94(1) to
                                                   4/30/99(4) 10/31/98(4) 10/31/97(4)  10/31/96(4) 10/31/95     10/31/94
                                                 (Unaudited)
Net asset value, beginning of period ..........    $11.830     $17.020      $14.180     $12.850      $10.620     $10.000

Income from investment operations:
   Net investment loss ........................     (0.090)     (0.148)      (0.170)     (0.160)      (0.100)     (0.030)
   Net realized and unrealized
    gain on investments .......................      3.000       1.328        4.370       1.490        2.330       0.650
                                                   -------     -------      -------     -------      -------     -------
   Total from investment operations ...........      2.910       1.180        4.200       1.330        2.230       0.620
                                                   -------     -------      -------     -------      -------     -------

Less distributions:
   Distributions from net realized
    gain on investments .......................          -      (6.370)      (1.360)          -            -           -
                                                   -------     -------      -------     -------      -------     -------
   Total distributions ........................          -      (6.370)      (1.360)          -            -           -
                                                   -------     -------      -------     -------      -------     -------

Net asset value, end of period ................    $14.740     $11.830      $17.020     $14.180      $12.850     $10.620
                                                   =======     =======      =======     =======      =======     =======

Total return(2) ...............................     24.60%      10.04%       32.26%      10.35%       21.00%       6.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....     $3,989      $1,657         $252         $55          $27          $5
   Ratio of expenses to average net assets ....      2.19%(3)    2.19%        2.14%       2.48%        2.50%       2.50%(3)

  Ratio of expenses to average net assets
   prior to expense limitation ................      2.19%(3)    2.19%        2.14%       2.56%        2.82%       3.54%(3)

  Ratio of net investment loss
   to average net assets ......................     (1.30%)(3)  (1.22%)      (1.08%)     (1.45%)      (1.61%)     (1.09%)(3)
  Ratio of net investment loss
   to average net assets prior
   to expense limitation ......................     (1.30%)(3)  (1.22%)      (1.08%)     (1.53%)      (1.93%)     (2.13%)(3)
  Portfolio turnover rate .....................        99%        135%         144%        131%          58%         66%

-----------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                                        for growth of capital 15

Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  U.S. Growth Fund Institutional Class
                                                            ------------------------------------------------------------------------
                                                             Six Months    Year        Year         Year        Year       Period
                                                               Ended      Ended        Ended        Ended       Ended   2/3/94(1) to
                                                             4/30/99(4)  10/31/98(4) 10/31/97(4)  10/31/96(5) 10/31/95    10/31/94
                                                            (Unaudited)
Net asset value, beginning of period ..........           $11.750     $16.860      $13.940     $12.500      $10.230     $10.520

Income from investment operations:
   Net investment loss ........................            (0.021)     (0.027)      (0.010)     (0.050)      (0.050)     (0.010)
   Net realized and unrealized gain (loss)
    on investments ............................             2.981       1.287        4.290       1.490        2.320      (0.280)
                                                          -------     -------      -------     -------      -------     -------
   Total from investment operations ...........             2.960       1.260        4.280       1.440        2.270      (0.290)
                                                          -------     -------      -------     -------      -------     -------

Less distributions:
   Distributions from net realized
    gain on investments .......................                 -      (6.370)      (1.360)          -            -           -
                                                          -------     -------      -------     -------      -------     -------
   Total distributions ........................                 -      (6.370)      (1.360)          -            -           -
                                                          -------     -------      -------     -------      -------     -------

Net asset value, end of period ...............            $14.710     $11.750      $16.860     $13.940      $12.500     $10.230
                                                          =======     =======      =======     =======      =======     =======

Total return(2) .............................              25.19%      10.80%       33.57%      11.52%       22.19%      (2.78%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....           $54,096     $28,606      $18,455     $10,003       $4,819      $1,630
   Ratio of expenses to average net assets ....             1.19%(3)    1.19%        1.14%       1.48%        1.50%       1.50%(3)
   Ratio of expenses to average net assets prior
    to expense limitation .....................             1.19%(3)    1.19%        1.14%       1.56%        1.83%       2.60%(3)
   Ratio of net investment (loss)
    to average net assets .....................            (0.30%)(3)  (0.22%)      (0.08%)     (0.45%)      (0.59%)     (0.27%)(3)
   Ratio of net investment loss
    to average net assets prior
    to expense limitation .....................            (0.30%)(3)  (0.22%)      (0.08%)     (0.53%)      (0.92%)     (1.37%)(3)
   Portfolio turnover rate ....................               99%        135%         144%        131%          58%         66%

---------------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) The average shares outstanding method has been applied for per share information.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

16 for growth of capital

DELAWARE GROUP ADVISER FUNDS, INC.
U.S. GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

Delaware Group Adviser Funds, Inc. ("The Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Delaware Group Adviser Funds, Inc. currently issues three separate series of shares: the U.S. Growth Fund, the Overseas Equity Fund (formerly known as the World Growth Fund) and the New Pacific Fund. These financial statements and related notes pertain to the U.S. Growth Fund (The "Fund"). The Fund offers four classes of shares. The U.S. Growth Fund A Class carries a front-end sales charge of 5.75%. The U.S. Growth Fund B Class carries a back-end deferred sales charge. The U.S. Growth Fund C Class carries a level load deferred sales charge and the U.S. Growth Fund Institutional Class has no sales charge.

The objective of the Fund is to seek to maximize capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $854 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $728 for the period ended April 30, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, in accordance with the terms of the Investment Management Agreement, the Fund currently pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at a rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion, less the fees paid to the unaffiliated directors. Prior to April 1, 1999, DMC was paid at a rate of 0.70% of the average daily net assets of the Fund. At April 30, 1999, the Fund had a liability for Investment management fees and other expenses payable to DMC for $22,307.

DMC has entered into sub-advisory agreements with Lynch & Mayer Inc. with respect to the management of the Fund. The sub-adviser receives sub-advisory fees from the Investment Manager for their services which is calculated at a rate of 0.40% of the average daily net assets of the Fund. The Fund does not pay any fees to the sub-adviser.

                                                        for growth of capital 17

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At April 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC for $26,275.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. The Fund had a liability for distribution fees and other expenses payable to DDLP and other affiliates of $30,738.

For the six months ended April 30, 1999, DDLP earned $17,286 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended April 30, 1999, the Fund made purchases of $69,386,431 and sales of $34,242,748 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 1999, the aggregate cost of securities was $77,659,129.

At April 30, 1999, net unrealized appreciation was $19,663,808 of which $20,573,898 related to unrealized appreciation of securities and $910,090 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1998 of $2,654,644 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

4. Capital Stock
Transactions in capital stock shares were as follows:
                                                        SIX MONTHS      YEAR
                                                          ENDED        ENDED
                                                          4/30/99     10/31/98
                                                        (UNAUDITED)
                                                        -----------   --------
Shares sold:
   A Class ......................................         983,185     1,076,710
   B Class ......................................         770,871       369,583
   C Class ......................................         160,983       138,063
   Institutional Class ..........................       1,868,707     1,291,956

Shares issued upon reinvestment of
distributions from net realized gains from investments:
   A Class ......................................               -       246,836
   B Class ......................................               -        58,145
   C Class ......................................               -         9,964
   Institutional Class ..........................               -       677,567
                                                        ---------     ---------
                                                        3,783,746     3,868,824
                                                        ---------     ---------
Shares repurchased:
   A Class ......................................        (215,179)     (510,127)
   B Class ......................................         (68,086)      (34,977)
   C Class ......................................         (30,449)      (22,718)
   Institutional Class ..........................        (625,748)     (629,729)
                                                        ---------     ---------
                                                         (939,462)   (1,197,551)
                                                        ---------     ---------
Net Increase ....................................       2,844,284     2,671,273
                                                        =========     =========
5. Lines of Credit
The Fund has a committed line of credit for $1,000,000. No amount was outstanding at April 30, 1999, or at any time during the period.

18 for growth of capital

PROXY RESULTS
(UNAUDITED)

For the year ended April 30, 1999, The Delaware Group Adviser Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on December 21, 1998. The description of each proposal and number of shares voted are as follows:

 1. To elect the Fund's Board of Directors.

                                                          SHARES    SHARES VOTED
                                                           VOTED      WITHHELD
                                                            FOR      AUTHORITY
                                                          ------    -----------
   Jeffrey J. Nick ..............................        5,136,543    384,167
   Walter P. Babich .............................        5,136,870    383,840
   John H. Durham ...............................        5,138,701    382,009
   Anthony D. Knerr .............................        5,138,664    382,046
   Ann R. Leven .................................        5,138,744    381,966
   W. Thacher Longstreth ........................        5,138,744    381,966
   Thomas F. Madison ............................        5,138,744    381,966
   Charles E. Peck ..............................        5,138,744    381,966
   Wayne A. Stork ...............................        5,138,744    381,966
   Jan L. Yeomans ...............................        5,138,744    381,966

 2. To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,407,916          77,601          123,645

 3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,423,310          69,810          116,042

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,413,742          77,780          117,641

3C. To adopt a new fundamental investment restriction concerning underwriting.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,413,911          70,464          124,788

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,421,359          72,878          114,926

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,408,179          77,970          123,014

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,421,997          75,824          111,342

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,402,459          82,721          123,983

 4. To approve a new investment management agreement with Delaware Management Company for the Fund.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,731,184          81,436          115,523

 5. To approve a new sub-advisor agreement with Lynch & Mayer, Inc. for the Fund.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               3,724,825          76,802          126,516

 6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Advisor Funds, Inc.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               5,176,543          64,551          279,612

 7. To approve the restructuring of the Delaware Group Advisor Funds, Inc. from a Maryland Corporation into a Delaware Business Trust.

                 SHARES          SHARES           SHARES
                 VOTED            VOTED            VOTED
                  FOR            AGAINST          ABSTAIN
                 ------          -------          -------
               4,677,993          87,609          313,676

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GROWTH FUND SHAREHOLDERS, BUT IT may be used with prospective investors when preceded or accompanied by a current Prospectus for U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(J4813)
SA-101 [4/99] PP6/99
(1792)

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London